February 9, 2024

REYNDERS, MCVEIGH CORE EQUITY FUND

Institutional Shares (ESGEX)

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Statement of Additional Information (“SAI”)

Dated May 31, 2023

Effective January 25, 2024, Mr. David James resigned as an Interested Trustee of the Trust. Accordingly, all references to Mr. James in the Trustees and Officers section of the Reynders McVeigh Core Equity Fund’s SAI are deleted.

Further Information

For further information, please contact the Fund toll-free at 1-800-950-6868. You may also obtain additional copies of the Reynders, McVeigh Core Equity Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.ReyndersMcVeighFunds.com.

Investors should retain this Supplement for future reference.

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